                               LEASE MODIFICATION
PARTIES:

LANDLORD:                  David E.  Cookson

TENANT:                    Advanced Power Technology, Inc.

PROPERTY:                  405 S.W.  Columbia, Bend, Oregon 97702

The parties agree to modify that certain lease dated August 27, 1985 and modified September 15, 1995 as follows:

BASIC RENT:       The base rent shall be $14,900.00 per month beginning
                  September 15, 1999 and continuing through September 14, 2001, and the greater of $15,950.00 per month or previous base
                  ($14,900) plus percent change in CPI from June 30, 1999 to June 30, 2001 beginning September 15, 2001 and continuing through September 14, 2003.

LEASE TERM:       The term of the lease shall be from September 15, 1999
                  through September 14, 2003.

CAM CHARGES:      The CAM charges will continue to be assessed as per the
                  original lease dated March 21, 1985.

TERMS: All other terms and conditions of the original lease dated March 21, 1985, will remain in full force and effect except for the remaining renewal options which are void and replaced by the four year renewal option now being exercised.

The CPI index will be based on the Consumer Price Indexes, Pacific Cities and U.S. City Average, All Items Indexes, West - B/C, see copy attached.

DISCLOSURE: Tenant acknowledges that C G Properties, agent for owners, is licensed by the State of Oregon, as a real estate broker. Said agent is not representing Tenant in any manner.

DISCLAIMER: This lease modification has been prepared and approved upon the instruction of the Landlord. C G Properties claims no responsibility for the legal consequences of the above lease modification and has only acted as the scribner to fill in the blanks as directed by the parties.

This modification is effective September 15, 1999. All other provisions of the original lease shall remain in full force and effect.

LANDLORD:                                  TENANT:
DAVID E. COOKSON                           ADVANCED POWER TECHNOLOGY, INC.


BY:                                        BY:
   -------------------------                  -------------------------

Dated:                                     Dated:
      ----------------------                     ----------------------


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

                                 LEASE AGREEMENT

THIS LEASE is made this 21st day of March, 1985, between SHEVLIN NO. ONE, an Oregon joint venture, hereinafter called "Landlord," and ADVANCED POWER TECHNOLOGY, INC., hereinafter called "Tenant."

                                LEASE OF PREMISES

Landlord hereby leases to Tenant and Tenant hereby rents from Landlord, subject to all of the terms and conditions hereinafter set forth, those certain premises (hereinafter called the "Premises") shown in the drawings attached hereto as Exhibit "A" and "A-l" and situated on that certain real property (the "Property"), the legal description of which is set forth on Exhibit "A." The Property shall be improved with landscaping, parking facilities and other improvements. The structure located upon the Property in which the Premises is located is referred to herein as the "Building," a site plan of which is attached hereto as Exhibit "B."

                             BASIC LEASE PROVISIONS

A.       Project Name:              Columbia Business Center
         Address:                   405 SW Columbia St.  Building No: 1
                                    Bend, Oregon  97701

B.       Rentable Area:             18,250        square feet for Building
                                    18,250        square feet for Premises

C.       Pro-Rata Share of Operating Costs: 100%

D.       Basic Annual Rental

         Yrs. One through Four                  $137,970 per year

         Yrs. Five through Eight                $146,730 per year

         Yrs. Nine and Ten                      $155,490 per year

         Yrs. Eleven through Fifteen            $166,440 per year

         Yrs. Sixteen through Twenty            $190,530 per year

         Yrs. 21 through 25                     $227,760 per year



E.       Monthly Rental Installments

         Yrs. One through  Four                 $11,497.50 per month

         Yrs. Five through Eight                $12,227.50 per month

         Yrs. Nine and Ten                      $12,957.50 per month

         Yrs. Eleven through Fifteen            $13,870.00 per month

         Yrs. Sixteen through Twenty            $15,877.50 per month

         Yrs. 21 through 25                     $18,980.00 per month

F.       Estimated Total Operating Expenses for First Year
         $26,280.00
         $2,190.00/month ($.12 sq.ft. of area)

G.       Term: Ten (lO) years with three (3) five (5) year options

H.       Target Commencement Date:  September 15, 1985

I.       Security Deposit/Prepaid Rent:  $ 11 , 497.50

J.       Address for Payment and Notices to Landlord:

                  Emkay Development Company
                  c/o Scott B. Osborne
                  Ferguson & Burdell
                  2900 One Union Square
                  Seattle, Washington 98101

         Address for Notices to Tenant:

                  Advanced Power Technology, Inc.
                  15 N.W. Colorado Avenue
                  Bend, Oregon 97701

K.       Exhibits:

         A        =        Legal Description
         B        =        Building Site Plan
         C        =        Use of Premises and Trade Name
         D        =        CC&Rs
         E        =        Work Letter
         F        =        Rules and Regulations

                                TABLE OF CONTENTS


ARTICLE 1      TERM...........................................................1

ARTICLE 2      RENT...........................................................1

ARTICLE 3      RENT ADJUSTMENT................................................2

ARTICLE 4      SECURITY DEPOSIT/PREPAID RENT..................................5

ARTICLE 5      UTILITIES AND SERVICES.........................................5

ARTICLE 6      USE OF PREMISES................................................5

ARTICLE 7      ACCEPTANCE OF PREMISES.........................................6

ARTICLE 8      ALTERATIONS AND EQUIPMENT......................................6

ARTICLE 9      LIENS..........................................................7

ARTICLE 10        TAX ON TENANT'S PROPERTY....................................7

ARTICLE 11        MAINTENANCE AND REPAIR......................................7

ARTICLE 12        ENTRY AND INSPECTION........................................8

ARTICLE 13        HOLD HARMLESS AND NON-LIABILITY.............................8

ARTICLE 14        WAIVER OF SUBROGATION.......................................9

ARTICLE 15        ASSIGNMENT AND SUBLETTING...................................9

ARTICLE 16        TRANSFER OF LANDLORD'S INTEREST............................10

ARTICLE 17        DAMAGE OR DESTRUCTION......................................11

ARTICLE 18        EMINENT DOMAIN.............................................12

ARTICLE 19        DEFAULTS AND REMEDIES......................................12

ARTICLE 20        SURRENDER OF PREMISES; REMOVAL OF PROPERTY.................15

ARTICLE 21        COSTS OF SUIT..............................................16

ARTICLE 22        WAIVER.....................................................16

ARTICLE 23        HOLDING OVER...............................................16

ARTICLE 24        SUBORDINATION..............................................17

ARTICLE 25        RULES AND REGULATIONS......................................17

ARTICLE 26        DEFINED TERMS..............................................17

ARTICLE 27        HEIRS AND ASSIGNS..........................................17


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ARTICLE 28        TIME OF ESSENCE............................................18

ARTICLE 29        SEPARABILITY...............................................18

ARTICLE 30        ENTIRE AGREEMENT...........................................18

ARTICLE 31        WORK LETTER................................................18

ARTICLE 32        RIGHT OF LANDLORD TO PERFORM...............................18

ARTICLE 33        INTEREST ON TENANT'S OBLIGATIONS...........................19

ARTICLE 34        NOTICES....................................................19

ARTICLE 35        QUIET ENJOYMENT............................................19

ARTICLE 36        ESTOPPEL CERTIFICATES......................................19

ARTICLE 37        ACCESS, CHANGES IN BUILDING FACILITIES, NAME...............20

ARTICLE 38        OPTION TO RENEW............................................20


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

                          ADDITIONAL LEASE PROVISIONS

ARTICLE 1         TERM.

         1.1 COMMENCEMENT DATE AND DURATION. The term of this Lease shall be as shown in Item G of the Basic Lease Provisions and shall commence on the Target Commencement Date as shown in Item H of the Basic Lease Provisions or such later date as the Premises shall be tendered to Tenant ready for occupancy as set forth in Section 1.2 below, or upon such earlier date as Tenant takes possession or commences use of the Premises for any purpose other than construction. The date of commencement as defined above, hereinafter called the "Commencement Date," shall be confirmed in writing by the parties promptly upon such commencement.

         1.2 DELIVERY OF PREMISES. Landlord may tender the Premises to Tenant on or after the Target Commencement Date upon not less than thirty (30) days prior written notice stating that the Premises will be ready for occupancy on the date specified in such notice. The Premises shall be deemed ready for occupancy upon the expiration of thirty (30) days from the date such notice is given, and when Landlord (a) has put in operation all building services essential for the use of the Premises by Tenant, (b) has provided reasonable access to the Premises for Tenant, its agents, employees, licensees and invitees so that the same may be used without unnecessary interference, and (c) has substantially completed all the work required to be done by Landlord or its obligation to complete such work has been suspended as provided in the Work Letter executed by the parties contemporaneously herewith.

         1.3 DELAY IN DELIVERY OF PREMISES. Lessor fully anticipates that the Premises will be ready for occupancy by the Target Commencement Date. However, if Lessor is unable to deliver possession of the leased Premises by such Target Commencement Date, then neither the Lessor nor his agent shall be liable for any damages caused to Lessee by reason of the delay nor shall this Lease become void or voidable; but Lessee will not be liable for payment of rent until Lessor delivers possession of the leased Premises to Lessee. If for any reason Lessor fails to deliver possession of the Premises to Lessee on or before January 1, 1986, either party shall have a right to terminate and cancel this Lease by giving written notice to that effect within thirty (30) days after such date. Upon such notice, this Lease shall terminate, be null and void and without any further force and effect, and there shall be no further rights or obligations of either party against the other.

ARTICLE 2         RENT.

         Tenant shall pay a basic annual rent (the "Basic Rent") for the Premises in the amount shown in Item D of the Basic Lease Provisions for the specified lease year, in equal monthly installments as shown in Item E of the Basic Lease Provisions. All rent shall be paid on the first day of each month in advance, except-that if the Commencement Date occurs on a day other than the first day of a month, then the basic rent for the fraction of the month starting with the Commencement Date shall be paid on said Commencement Date, prorated on the basis of the actual number of days in said month. If the term of this Lease ends on a day other than the last day of a month, then the basic rent for the month during which such termination occurs shall be prorated on the basis of the actual number of days in said month. As used in reference to

Item D, "year" shall mean each succeeding period of twelve full calendar months during the term following the Commencement Date, except that the first such period shall include any partial month if the Commencement Date is not the first day of a month in addition to the Basic Rent, Tenant shall pay additional rent as and when hereinafter provided in this Lease. The Basic Rent and additional rent are hereinafter sometimes referred to collectively as the "rent." The rent shall be payable to Landlord, without deduction or offset, in lawful money of the United States of America at the address for Landlord as shown in Item J of the Basic Lease Provisions, or to such other person or at such other place as Landlord may from time to time designate in writing.

ARTICLE 3         RENT ADJUSTMENT.

         3.1 INCREASED EXPENSES. With respect to each calendar year during the lease term, the Tenant shall pay in the installments provided below in Sections 3.3'and 3.4, as additional rent, in addition to the Basic Rent specified in
Article 2 above, an amount equal to the Tenant's Proportionate Share (as hereinafter defined) of the amount of actual Total Operating Expenses (as hereinafter defined). All such payments shall be made together with the Basic Rent, shall be due without the necessity of further demand, and shall not be subject to any claim of offset or deduction.

         3.2 PROPORTIONATE SHARE. "Tenant's Proportionate Share" shall be computed by dividing the average net rentable area leased in the Building by Tenant during the calendar year in question by the total net rentable area of the Building in Item B of the Basic Lease Provisions.

         3.3 ESTIMATE OF EXPENSES. For the period from the Commencement Date through December 31st first occurring thereafter, Tenant shall pay, in equal monthly installments, the amount of Estimated Total Operating Expenses for the First Year as shown in Item F of the Basic Lease Provisions. Landlord shall provide to Tenant a written estimate of Total Operating Expenses at least thirty
(30) days prior to the start of each succeeding calendar year of the lease term following the Commencement Date. With respect to each such succeeding calendar year during the lease term, the Tenant shall pay to Landlord, monthly in advance, one-twelfth (1/12) of the amount by which Tenant's Proportionate Share of the estimated Total Operating Expenses for such year is greater than the Estimate Total Operating Expenses for the Base Year.

         3.4 ADJUSTMENT. Within one hundred twenty (120) days after the end of every calendar year during the lease term, the Landlord shall provide the Tenant with a written statement of the actual Total Operating Expenses for that year. If actual Total Operating Expenses should exceed the estimated amount previously paid by Tenant with respect to such year, then the Tenant shall pay to the Landlord the additional amount due to the Landlord within thirty (30) days. If actual Total Operating Expenses are less than the estimated amount paid by Tenant with respect to such year, then the Landlord shall credit against future additional rent due under this Article the amount of overpayment by Tenant.

         3.5 DEFINITION. Total Operating Expenses are defined as all those expenses necessary to operate and maintain the Building and the Property in a manner deemed reasonable and appropriate by the Landlord, provided that such expenses are reasonable and are supported by documentation. Such Total Operating Expenses include, but are not limited to, the following:

              (a) Wages, salaries and fringe benefits of all employees engaged in the operation and maintenance of the Building; employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries; the cost of disability and hospitalization insurance and pension or retirement benefits for such employees;

              (b) All supplies and materials used in operation and maintenance of the Building;

              (c) Cost of water and power, heating, lighting, air conditioning and ventilating the Building;

              (d) Cost of replacement of equipment and all maintenance and service agreements on equipment, including alarm service, building mechanical equipment and window cleaning;

              (e) Cost of casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith;

              (f) Cost of repairs and general maintenance;

              (g) Any capital improvements made or installed after the Base Year for purposes of saving labor or otherwise reducing applicable operating costs, not to exceed the aggregate estimated cost savings annualized on a straight line basis over the useful life of the capital improvements as determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item;

              (h) Costs incurred in connection with maintaining any landscaping, parking lots, pedestrian walkways, roadways or other improvements installed upon the Property and which are for the benefit of the tenants of the Building;

              (i) All real property taxes and assessments and governmental charges whether federal , state, county or municipal, and whether they be taxing districts or authorities presently taxing the Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Property, the Building or its operation, including, but not limited to, any tax or other levy, however denominated, on or measured by the rent collected by the Landlord with respect to the Property and/or the Building, or on the Landlord's business of leasing the Building, but excluding federal and state taxes on income.

              (j) A management fee , not-to exceed four and one-half percent (4-1/2%) of gross Basic Rents which may be payable to the Landlord. There will be no management fee charged so long as the property is owned by Shevlin No. One.

         3.6 CONFIRMATION. The Landlord and the Tenant shall each from time to time upon request of the other sign a written memorandum confirming the amount of the additional rent as adjusted from time to time hereunder.

         3.7 EXCLUSIONS. Notwithstanding the foregoing, Total Operating Expenses shall not include expenses for which the Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant or otherwise); interest or amortization of payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases; the cost of any work or service performed for or facilities furnished to a tenant at the tenant's cost; the cost of correcting defects (latent or otherwise) in the construction of the Building or in the Building equipment, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear shall not be deemed defects; and the cost of capital improvements and depreciation or amortization (except as provided in Section 3.5(g) or otherwise above).

         3.8 PRORATION. Any operating expense increase for any calendar year during the term of this Lease shall be apportioned so that the Tenant shall pay its proportionate share of only that portion of the increase for such year as falls within the term. This provision shall survive the expiration or earlier termination of the term of this Lease.

         3.9 INSTALLMENTS. If any special assessments are included as part of the real estate taxes and such assessment may be paid in installments, the tenant shall be obligated to pay only the tenant's proportionate share of the installment falling within the term whether or not the landlord pays such assessment in installments.

         3.10 AREA. Unless otherwise stated in this Lease, all areas are stated herein in square feet and are computed as "Rentable Area" as that term is defined in American National Standard Z65.1-1980 (Reprinted May, 1981), or otherwise known as the "BOMA Standard."

ARTICLE 4         SECURITY DEPOSIT/PREPAID RENT.

         Tenant has deposited with Landlord the sum set forth in Item I of the Basic Lease Provisions as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, the repair of damage to the-Premises caused by Tenant and/or cleaning the Premises upon termination of this Lease, Landlord may use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, the repair of such damage to the Premises, to the cost of such cleaning or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of said deposit is so used or applied during the terms of this Lease, Tenant shall within ten (10) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general' funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the lease term. If Tenant is not in default under this Lease Agreement and the deposit is not otherwise applied in accordance with this Article 4, then the deposit shall be applied as payment of Basic Rent for the sixtieth (60th) month of the lease term hereunder.

ARTICLE 5         UTILITIES AND SERVICES

         Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a proportion of such charges attributed to the entire Building equal to Tenant's Pro-Rata Share of Operating Costs set forth as Item C in the Basic Lease Provisions. Tenant shall be responsible for inspecting the utility services available to the Premises to determine that such services are available to the Premises to determine that such services are available in the quantity necessary for Tenant's conduct of business within the Premises.

ARTICLE 6         USE OF PREMISES.

         Tenant shall use and occupy the Premises only for purposes and under the trade name set forth in Exhibit "C" attached hereto and incorporated by this reference herein, and shall not use or occupy the Premises for any other purpose, including, without limiting the generality of the foregoing, any medical or dental office, clinic, laboratory or similar business, without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of law and shall, upon five (5) days' written notice from Landlord, discontinue any use of Premises which is declared by any governmental authority having jurisdiction to be a violation of law. Tenant, at its sole cost and expense, shall comply with any direction of any governmental authority having jurisdiction which shall impose any duty upon Tenant or Landlord with respect to the Premises or the use or occupation thereof, by reason of the nature of Tenant's use or occupancy of the Premises. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire and extended coverage insurance policy covering the Building. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall be responsible for examining the zoning and use restrictions applicable to the Premises to determine the suitability of the Premises for Tenant's intended use. At times, Tenant shall use the Premises in a manner which conforms to the Covenants, Conditions and Restrictions encumbering the Property, a copy of which is attached hereto as Exhibit "D" and incorporated by this reference herein.

ARTICLE 7         ACCEPTANCE OF PREMISES.

Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability or fitness of either for the conduct of Tenant's business or for any other purpose. The taking of possession or use of the Premises by Tenant for any purpose other than construction shall conclusively establish that the Premises and the Building were at such time in satisfactory condition (except for latent defects) and in conformity with the provisions of this Lease in all respect. Prior to delivery of possession of the Premises, Landlord shall install within the Premises those improvements identified on Exhibit "E" attached hereto as "Landlord's Work Letter."


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

ARTICLE 8         ALTERATIONS AND EQUIPMENT.

         8.1 NO ALTERATIONS. Tenant shall make no alterations, additions or improvements to the Premises, other than usual and customary installation of trade fixtures, interior doors, walls, partitions and equipment necessary for Tenant's business, without the prior written consent of Landlord, such consent not to be unreasonably withheld, and Landlord may impose as a condition to such consent such requirements as Landlord may reasonably deem necessary or desirable, including, without limiting the generality of the foregoing, requirements as to the manner in which, and the time or times at which such work shall be done and the right to approve the contractor selected by Tenant to perform such work.

         8.2 TENANT'S PROPERTY. All articles of personal property and all business and trade fixtures, machinery and equipment, cabinet work, furniture and movable partitions owned by Tenant or installed by Tenant at its expense and in the premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder, provided that Tenant repairs any damage to the Premises or the Building caused by such removal. On the expiration of the term of this Lease, or on any earlier termination of this Lease, Tenant shall- remove all such personal property, etc., in accordance with the provisions of Article 20 below.

ARTICLE 9         LIENS.

  Tenant shall keep the Premises and the Property free from any mechanic's liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and agrees to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or actions.

ARTICLE 10        TAX ON TENANT'S PROPERTY.

         Tenant shall be liable for and shall pay not later than ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property and if Landlord, after thirty (30) days' written, notice to Tenant, pays the same, which Landlord shall have the right to do regardless of the validity of such levy, but only under proper protest if requested by Tenant, or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that, in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, but at no cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Tenant.


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

ARTICLE 11        MAINTENANCE AND REPAIR.

         11.1 TENANT'S OBLIGATIONS. Subject to the provisions of Section 11.2 below, Tenant shall take good care of the Premises and fixtures therein, and all utility systems and improvements installed within the Premises. Subject to the provisions of Article 17 below, Tenant shall reimburse Landlord for all repairs thereto or to the Building which are made necessary as a result of any misuse or neglect by Tenant or any of its officers, agents, employees, contractors, licensees, visitors, guests or invitees.

         11.2 LANDLORD'S OBLIGATIONS. Subject to the provisions of. Article 5 and Article 17 hereof, Landlord shall repair and maintain the Building structure and the plumbing, air conditioning and electrical systems serving the Premises. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 17 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises.

ARTICLE 12        ENTRY AND INSPECTION.

         Tenant will permit Landlord and its agents at all reasonable times during normal business hours and at any time in case of emergency, in such manner as to cause as little disturbance to Tenant as reasonably practicable,
(i) to enter into and upon the Premises for the purpose of inspecting the same, or for the purpose of protecting the interest therein of Landlord, and (ii) to take all required materials and equipment into the Premises, and perform all required work therein, including the erection of scaffolding, props, or other mechanical devices, for the purpose of making alterations, repairs or additions to the Premises or to any other portion of the Building in which the Premises are situated as may be provided for by this Lease or as may be mutually agreed upon by the parties or as Landlord may be required to make by law or for maintaining, any service provided by Landlord to Tenant hereunder, including window cleaning and janitor service, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury or inconvenience thereby occasioned. Tenant shall also permit Landlord and its agents, upon request, to enter and/or pass through the Premises or any part thereof, at reasonable times during normal business hours to show the Premises to holders of encumbrances on the interest of Landlord under the Lease, or prospective purchasers, mortgagees or lessees of the Building as an entirety, and during the period of six (6) months prior to the expiration date of this Lease, Landlord may exhibit the Premises to prospective tenants. Landlord shall also have the right to enter on and/or pass through the Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Premises or any other portion of the Building in which the Premises are located. If during the last month of the term hereof Tenant shall have removed substantially all of Tenant's property and personnel from the Premises, Landlord may enter the Premises and repair, alter and redecorate the same, without abatement of rent and without liability to Tenant, and such acts shall have no effect on this Lease. Notwithstanding the foregoing, Tenant may refuse entry of any person into Tenant's fabrication area during hours of operation and may restrict access to secure areas at any time, except that Tenant shall admit persons absolutely necessary in the event of an emergency or to prevent further damage to the Premises.

ARTICLE 13        HOLD HARMLESS AND NON-LIABILITY.

         Tenant agrees to hold harmless and to indemnify Landlord and any and all affiliates of Landlord, including, without limitation, any corporations or other entities controlling, controlled by or under common control with Landlord, from and against any and all claims arising from injury to persons, loss of life or damage to property occurring in or about the Premises and from and against any and all costs, expenses and liabilities (including without limitation reasonable attorneys' fees) incurred by Landlord, and/or said affiliates, or any of them in or in connection with any such claim or any proceeding based thereon, to the extent such injury, loss of life or damage arises out of the negligent or willful act or failure to act of Tenant, or any of its officers, employees, agents, contractors, licensees, visitors, guests or invitees. Throughout the term of this Lease Tenant shall maintain the effect public liability/and property damage insurance with limits of liability of not less than $1,000,000 single limit and showing Landlord as additional named insured under the policy. Landlord agrees to save Tenant harmless from and to indemnify Tenant against any and all claims arising from injury to persons, loss of life or damage to property occurring in or about the Premises and from and 'against any and all costs, expenses and liabilities incurred by Tenant in or in connection with any such claim or any proceeding based thereon, to the extent such injury, loss of life or damage arises out of the negligence or willful act or failure to act of Landlord, of any of its officers, employees, servants, agents, contractors, or licensees, provided, however, that in no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property of Tenant therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including without limitation, water, steam and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises or the Building in which the Premises are located, as long as such loss, damage or injury is not caused by Landlord's negligence or fault.

ARTICLE 14        WAIVER OF SUBROGATION.

    It is agreed by the Landlord and Tenant that each party hereby releases the other from any and all liability from or to the other party of every kind and nature which may result from the perils of fire, lightning or extended coverage perils which either originates, occurs or causes damage on the Premises herein described, such waiver to include situations where the negligence of one of the parties hereto or his agent, servant or representative causes or contributes to the occurrence or the result of damage. Each party agrees to furnish appropriate subrogation waiver endorsements of their respective fire insurance companies.-

ARTICLE 15        ASSIGNMENT AND SUBLETTING.

         15.1 NO TRANSFER. Tenant shall not, either voluntarily or by operation of law, assign, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees or sublet-the Premises to be occupied by anyone other than Tenant or Tenant's employees or sublet the Premises or any portion thereof, without Landlord's prior written consent in each instance. Landlord's consent shall not be unreasonably withheld. In reviewing such request, Landlord may consider the proposed transferee's credit, proposed business use, and affect upon other -tenants of the Building or Project of such assignment or subletting. Consent by Landlord to one or more assignments of this lease or to one or more sublettings of the Premises shall not operate to exhaust Landlord's rights under this paragraph. The voluntary or other surrender of this lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall at the option of Landlord, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies. If Tenant is a corporation which, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) of the total outstanding shall be deemed an assignment within the meaning and provisions of this Article. Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in connection with the processing and documentation of any such requested assignment, subletting, transfer, change ownership or hypothecation of this Lease or Tenant's interest in and to the Premises. The transfer, sale or division of stock in Tenant to one or more persons or entities, shall not constitute an assignment or subletting requiring Landlord's written approval hereunder, unless the effect of such sale, transfer or division would impair the financial condition of Tenant.

         15.2 INFORMATION. If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on the Premises; (iii) the terms and provisions of the proposed sublease or assignment; and (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant within thirty (30) days of the request for Landlord's consent.

         15.3 CONSENT. At any time within fifteen (15) days after Landlord's receipt of the information specified in Section 15.2 above, Landlord may by written notice to Tenant elect to (i) consent to the subletting or assignment upon the terms and to the subtenant or assignee proposed; (ii) refuse to give its consent after considering the factors specified in Section 15.1 above. Tenant further agrees that no assignment or subletting consented to by Landlord shall impair or diminish any covenant, condition or obligation imposed upon Tenant by this Lease or any right, remedy or benefit afforded Landlord by this Lease. If Landlord consents to such assignment or subletting, Tenant may, within ninety (90) days after the date of Landlord's consent, enter into a valid assignment or sublease of the Premises or portion thereof upon the terms and conditions described in the information required to be furnished by Tenant to Landlord pursuant to Section 15.2 above, or upon other terms not more favorable to Tenant; provided, however, that any material change in such terms shall be subject to Landlord's consent as provided in this Article 15. Notwithstanding the foregoing, Landlord may condition consent to a proposed assignment or sublease upon receipt of fifty percent (50%) of any consideration received by Tenant as a result of such proposed assignment or sublease, which is in excess of the rental payments due Landlord under this Lease.

         15.4 NO RELEASE. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance by Landlord of any payment due hereunder from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting.

ARTICLE 16        TRANSFER OF LANDLORD'S INTEREST.

In the event of any transfer or transfers of Landlord's interest in the Premises, the Building or Property of which the Premises are a part, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, including, without limitation, the obligation of Landlord under Article 4 above to return the security deposit as provided therein, provided such obligations and liabilities are assumed in writing by the transferee.

ARTICLE 17        DAMAGE OR DESTRUCTION.

         17.1 REPAIRS. If the Premises are damaged by any casualty, the damage shall be repaired by and at the expense of Landlord, provided such repairs can be made within one (1) year after notice to Landlord of the occurrence of such damage, and, except as set forth herein below, until such repairs are completed, the rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business. There shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one day or less.

         17.2 TERMINATION. If such repairs cannot be made within such one (1) year period Landlord may, at its option, make them within a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated in the manner and to the extent provided above. Landlord's election to make such repairs must be evidenced by written notice to Tenant within thirty (30) days after notice to Landlord of the occurrence of the damage advising Tenant whether or not Landlord will make such repairs and the estimated time for completing the same. If Landlord does not so elect to make such repairs which cannot be made within such one (1) year period, then Tenant may either, by written notice to Landlord, cancel this Lease as of the date of the occurrence of such damage or elect itself to undertake the repairs and continue this Lease in full force and effect. In the event that Tenant elects to undertake the repairs, Landlord will reimburse Tenant up to an amount equal to the insurance proceeds available to Landlord by reason of such damage or destruction.

         17.3 TENANT'S RIGHT TO TERMINATE. In case of any damage or destruction mentioned in this Article which Landlord is required or undertakes to repair as provided herein, Tenant may terminate this Lease by notice to Landlord any time prior to completion of the required repairs if Landlord has not restored and rebuilt the Premises (exclusive of any property of Tenant or improvements installed by Tenant located. therein) to substantially the same condition as existed immediately prior to such damage or destruction within one (1) year after notice to Landlord of the occurrence of such damage or destruction, or such longer period as Landlord as estimated pursuant to Section 17.2, plus such additional period thereafter (not exceeding six months) as shall equal the aggregate period Landlord may have been delayed in doing so by acts of God, adjustment of insurance, labor trouble, governmental controls, unavailability of materials, or any other cause beyond Landlord's reasonable control.

         17.4 NO DAMAGES. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or other portion of the Building, unless such repair or restoration is necessitated by the negligence or fault of Landlord or any of its officers, employees, servants, agents, contractors or licensees. Landlord shall use its best efforts to effect such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy.

         17.5 LANDLORD'S INSURANCE. Landlord shall not be required to carry insurance of any kind on Tenant's property and, except by reason of the breach by Landlord of any of its obligations hereunder (subject to the provisions of Article 14 above), shall not be obligated to repair any damage thereto to replace the same.

         17.6 TOTAL DESTRUCTION. A total destruction of the Building shall automatically terminate this Lease.

ARTICLE 18        EMINENT DOMAIN.

         18.1 EMINENT DOMAIN. If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. No award for any partial or entire taking or compensation paid as a result of a deed in lieu of condemnation, shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business and/or for Tenant's unamortized cost of leasehold improvements if such awards are separately available to Tenant and such awards do not diminish the award to Landlord.

         18.2 PARTIAL TAKING. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in proportion to the part of the Premises so made unusable by Tenant.

         18.3 TEMPORARY TAKING. No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent hereunder; any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein.

ARTICLE 19        DEFAULTS AND REMEDIES.

         19.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

                  (i) Any failure by Tenant to pay the rental or to make any other payment required to be made by Tenant hereunder, where such failure continues for fifteen (15) days after written notice thereof by Landlord to Tenant;

                  (ii) The abandonment or vacation of the Premises by Tenant.

                  (iii) Any failure by Tenant to observe and perform any other material provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days (except where a different period of time is specified in this Lease) after written notice by Landlord to Tenant; If the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

                  (iv) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty
         (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.


         19.2 REMEDIES. In the event of any such default by Tenant, then, in addition to any other' remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of such election to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

                  (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                  (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                  (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                  (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                  (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used herein shall be deemed to be and to mean the Basic Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease. As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the rate of twelve percent (12%) per annum. As used in subparagraph (iii) above, the "worth at the time of award" is computed by discounting such amount at twelve percent (12X) per annum.

         19.3 RE-ENTRY. In the event of any such default by Tenant, Landlord shall also-have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

         19.4 CONTINUING OBLIGATION. In the event of the vacation or abandonment of the Premises by Tenant or in event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in this Article 19, then Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

         19.5 RELETTING. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied; first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth; to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting, during any month which is applied by the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefore by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

         19.6 NO ELECTION. No re-entry or taking possession of the Premises by Landlord pursuant to this Article 19 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

ARTICLE 20        SURRENDER OF PREMISES; REMOVAL OF PROPERTY.

         20.1 NO MERGER. The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination thereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

         20.2 CONDITION. Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now or hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises (exclusive of any items described in Section 20.4 below) and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damages to the Premises resulting from such removal.

         20.3 STORAGE. Whenever Landlord shall re-enter the Premises as provided in Article 19 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the term of this Lease (or within forty-eight (48) hours after a termination by reason of Tenant's default), as provided in this Lease, shall be considered abandoned and Landlord may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole. discretion, may deem proper, after notice to Tenant, for the payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale: first, to the cost and expenses of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

         20.4 FIXTURES. All equipment, whether or not attached, electrical panels and furniture, including but not limited to modular office units, may be removed by Tenant at the end of the term. Tenant shall be responsible for repairing any damage caused by the removal of any equipment, panels, or furniture from the Premises. All other fixtures, alterations, additions, improvements and/or appurtenances attached to or built into the Premises prior to or during the term, including, but not limited to, cabinetry, sinks, and other similar Tenant improvements, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the term unless otherwise expressly provided for in the Lease or unless such removal is required by Landlord pursuant to the provisions of Article 8, above.

         20.5 NOTICE. Tenant shall, at least ninety(90) days before the last day of the term hereof, give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained herein shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant.

ARTICLE 21        COSTS OF SUIT.

         RIGHT TO FEES. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of or under this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit, including attorneys' fees incurred in any appeal. Such attorneys' fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

ARTICLE 22        WAIVER.

         The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition as to any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to-be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

ARTICLE 23        HOLDING OVER.

         If Tenant holds over after the term-hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or any extension for any further term, and in such case rent shall be payable in the amount and at the time specified in Articles 2 and 3 hereof, and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 23 shall be construed as consent by Landlord to any holding over by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in Article 20 above forthwith upon the expiration of the term of this Lease or other termination of this Lease.

ARTICLE 24        SUBORDINATION.

         Tenant agrees that this Lease shall be subject and subordinate to any first mortgage, trust deed or like encumbrance heretofore or hereafter placed by Landlord or its successors in interest upon its interest in said Premises to secure the payment of monies loaned, interest thereon, and other obligation; provided, that, the mortgagees or beneficiaries named in said mortgages, trust deeds, or like encumbrances placed on Landlord's interest in the Premises subsequent to this Lease Agreement shall agree to recognize the interest of Tenant under this Lease Agreement in the event of foreclosure, if Tenant is not then in default. Tenant agrees to execute and deliver, upon demand of Landlord, any and all instruments desired by Landlord subordinating in the manner requested by Landlord in this Lease to such mortgage, trust, deed or like encumbrance. Tenant further appoints Landlord as its attorney in fact for the term of this Lease to execute on behalf of Tenant any such instruments subordinating this Lease to such mortgage, trust, deed or like encumbrance. The subordination of this Lease to any such mortgage, deed of trust or other encumbrance shall, however, be subject to the condition that in the event of the sale of the real property of which the Premises are a part upon foreclosure or upon the exercise of a power of sale, Tenant will, upon written request of the purchaser, attorn to the purchaser and recognize the purchaser as the Landlord under this Lease.

ARTICLE 25        RULES AND REGULATIONS

         Landlord reserves the right to adopt reasonable rules and regulations governing the use of the Premises and the Property from time to time. A copy of Landlord's initial Rules and Regulations is attached hereto as Exhibit "F" and incorporated by this reference herein.

ARTICLE 26        DEFINED TERMS.

         The words "Landlord" and "Tenant," as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The headings or titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

ARTICLE 27        HEIRS AND ASSIGNS.

         Subject to the provisions of Article 15 hereof relating to assignment and subletting, this Lease is intended to and does bind the heirs, executors, administrators, personal representatives, successors and assigns of any and all of the parties hereto.

ARTICLE 28        TIME OF ESSENCE.

         Time is of the essence of this Lease.

ARTICLE 29        SEPARABILITY.

         If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

ARTICLE 30        ENTIRE AGREEMENT.

         This instrument along with any exhibits and attachments or other documents affixed hereto or referred to herein (including without limitation the Work Letter) constitutes the entire and exclusive agreement between Landlord and Tenant relative to the Premises herein described, and this agreement and said exhibits and attachments and other documents may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all prior or contemporaneous oral agreements, understandings, and/or practices relative to the leasing of the Premises are merged in or revoked by this agreement.

ARTICLE 31        WORK LETTER.

         The Premises shall be finished in accordance with the separate agreement of the parties executed contemporaneously herewith, which agreement is entitled and is referred to herein as "Work Letter," and attached hereto as Exhibit "E."

ARTICLE 32        RIGHT OF LANDLORD TO PERFORM.

         All covenants and agreements to be performed by Tenant under any of the Terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail. to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable grace period set forth in Article 19, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate of twelve percent (12%) per annum from the date of such payment by Landlord, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

ARTICLE 33        INTEREST ON TENANT'S OBLIGATIONS.

         Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the rate of twelve percent (12%) per annum until paid (to the extent enforceable by law), but the payment of such interest shall not excuse or cure the default.

ARTICLE 34        NOTICES.

  All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, addressed as set forth in Item J of the Basic Lease Provisions, or from and after the Commencement Date, to the Tenant at the Premises whether or not Tenant has departed from, abandoned or vacated the Premises, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing.

ARTICLE 35        QUIET ENJOYMENT.

         Landlord covenants and agrees that Tenant, upon paying the basic rent, additional rent and all other charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease without hindrance or molestation of anyone lawfully claiming by, through or under Landlord, subject, however, to the matters herein set forth.

ARTICLE 36        ESTOPPEL CERTIFICATES.

         36.1 OBLIGATION TO EXECUTE. Tenant agrees at any time and from time to time upon not less than twenty (20) days' prior notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the basic rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate, Landlord is in default in performance of any covenant,' agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the fee of the Property or any mortgagee thereof or any assignee of any mortgagee upon the fee of the Property.

         36.2 LANDLORD'S CERTIFICATE. Landlord agrees at any time and from time to time upon not less than twenty (20) days' prior notice by Tenant to execute, acknowledge and deliver to Tenant a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the basic rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective assignee of the Tenant's interest in this Lease.

ARTICLE 37        ACCESS, CHANGES IN BUILDING FACILITIES, NAME.

         37.1 RESERVATION. All except the inside surfaces of all walls, windows and doors bounding the Premises (including exterior building walls, core corridor walls and doors and any core corridor entrance), and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, signage, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

         37.2 RIGHT TO REPAIR. Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the Premises.

ARTICLE 38        OPTION TO RENEW.

Tenant shall have an option to renew this Lease Agreement for __________ additional five-year periods. In order to exercise said option to renew, Tenant must notify Landlord in writing at least sixty (60) days prior to the expiration of the term of this Lease Agreement or any renewal


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

thereof. The same terms and conditions provided in this Lease Agreement will apply to any renewal thereof, except that Basic Rent, as provided for in Basic Lease Provision D and Article 2 herein, shall escalate as __________ on page i hereof.

         IN WITNESS WHEREOF, this Lease is made and entered into as of the day and year first above written.

                           LANDLORD:    SHEVLIN NO.  ONE
                                        By:  Emkay Development Company, Inc.,
                                               its managing partner

                                        By:
                                           ----------------------------------
                                        Ray K. Settle,  Area Manager

                           TENANT:      ADVANCED POWER TECHNOLOGY, INC.
                                        Patrick Sireta

                                        By:
                                           ----------------------------------
                                        Its: President

STATE OF WASHINGTON )
                    ) ss:
COUNTY OF  KING     )
         On this_______ day of _________, 1985, before me personally appeared _______________ to me known to be the_______________ of __________________, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

         WITNESS my hand and official seal hereto affixed the day and year first above written.

                                    EXHIBIT C

                                 USE OF PREMISES

         Tenant may use the Premises only for the purpose of office or production of semiconductor and related activity or for other light manufacturing or warehousing purposes.





                              TRADE NAME OF TENANT

 Tenant shall operate the premises under the trade name of Advanced Power Technology, Inc., or such other business or- corporate name as tenant may from time to time assume.


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

                                    EXHIBIT E

                                   WORK LETTER

         This agreement supplements the Lease dated March 21, 1985 executed concurrently herewith by SHEVLIN NO. ONE, as Landlord, and ADVANCED POWER TECHNOLOGY, INC., as Tenant.

         1. Tenant shall devote such time in consultation with Landlord as may be necessary to enable the latter to complete and obtain Tenant's written approval within thirty working days after the execution hereof, the final working drawings for Tenant's Premises showing, among other things, the location of standard partitions, doors, light fixtures, electrical outlets, telephone outlets and other standard installations required by Tenant, as well as wall finishes and floor coverings. Construction drawings for special installations shall be furnished by Tenant, who shall be responsible for the design, function and maintenance of such special improvements, whether or not installed by Landlord at Tenant's request.

         2. Landlord's Tenant Improvements, as set out in the architectural drawings currently in the bid package and approved by both Landlord and Tenant, plus any changes that may occur during the course of construction,-shall be. supplied and installed in Tenants' Premises, at Landlord's expense; provided, that the total amount of such improvements does not exceed Three Hundred Thousand % - Dollars ($300,000). Any Tenant Improvement costs over and above the $300,000 ceiling shall be paid by Tenant to Landlord upon satisfactory completion of the improvements. Up to $225,000 of such costs over the $300,000 ceiling shall be paid in the form of a Note in favor of SHEVLIN NO. ONE, payable at the rate of thirteen (13) percent amortized over five years. The balance shall be paid in cash.

         3. Promptly upon completion of working drawings, Landlord shall notify Tenant in writing of the cost to Tenant for quantities in excess of Landlord's standards, as described in Paragraph 2 above. Tenant and Landlord will agree upon an amortization schedule for such excess tenant improvements plus interest. Tenant shall, by signing and returning to Landlord a copy of such notice, give Landlord authorization to complete the Premises in accordance with such working drawings and shall accompany said authorization with the amount of Tenant's cost for the authorized excess over Landlord's standards. Tenant may, in such authorization, delete any or all of such items of extra cost. If such written authorization and check are not received by Landlord within five (5) working days after delivery of such notice to Tenant, Landlord shall not be obligated to commence work on Tenant's Premises, and Tenant shall be chargeable with any delay in the completion of the Premises resulting therefrom.

         4. If Tenant shall request any change, addition or alteration in the approved working drawings, Landlord shall promptly give Tenant a written estimate of the maximum cost of engineering and design services to prepare working drawings in accordance with such request. If Tenant approves such estimate in writing, Landlord shall have such working drawings prepared and Tenant shall promptly reimburse Landlord for the cost thereof not in excess of such estimate. Promptly upon completion of such working drawings, Landlord shall notify Tenant in writing of the cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall within three (3) business days notify Landlord in writing whether it desires to proceed with such change, addition or deletion, and in the absence of such written authorization, Landlord shall not be obligated to continue work on Tenant's Premises and Tenant shall be chargeable with any delay in the completion of the Premises resulting therefrom. If any alterations, additions or improvements are to be installed by Tenant or its contractors, such work shall be done in compliance with the following:

                                    EXHIBIT F

                         RULES AND REGULATIONS ATTACHED
                       TO AND MADE A PART OF OFFICE LEASE

         1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

         2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Landlord.

         3. No signs,, advertisement or notice shall be exhibited, painted or affixed by any tenant on any part of, or so as to be seen from the outside of, the Premises of the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each tenant by the Landlord at the expense of such tenant, and shall be of a size, color and type acceptable to the Landlord. All signs and advertising must comply with the recorded Shevlin Center Covenants, Conditions and Restrictions and design guidelines.

         4. The wash room partitions, mirrors, wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

         5. No tenant shall mark, paint, drill into, or in no way deface any part of the Premises or the Building.

         6. No bicycles, vehicles, vending machines or animals of any kind shall be brought into or kept in or about the Premises and no cooking shall be done or permitted by any tenant on the Premises except that the preparation of coffee, tea, hot chocolate and similar items for the tenant and its employees and business visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable, odors to escape from the Premises.

         7. No tenant shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

         8. No tenant shall throw anything out of doors or down the passageways.

         9. The Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from or discontinue such advertising.

         10. All doors opening into public corridors shall be kept closed, except when in use for ingress and egress.

         11. All pedestrian walkways, plaza and other public areas forming a part of the Building shall be under the sole and absolute control of Landlord with the exclusive right to reasonably regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established by Landlord for these areas from time to time. Landlord may from time to time adopt reasonable regulations to. control the access of the general public to and from such public areas.

          A. No such work shall proceed without Landlord's prior written approval of (i) Tenant's contractor, (ii) Certificate of Insurance from an approved company, furnished to Landlord by Tenant's contractor, in an amount of not less than $200,000/$500,000 for public liability and automobile liability endorsed to show Landlord as an additional insured, and (iii) detailed plans and specifications for such work.

          B. All such work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before the work is commenced, and any work not so conforming shall be promptly replaced at Tenant's expense. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility therefore.

          C. All work by Tenant or its contractor shall be scheduled through Landlord.

          D. Tenant shall reimburse Landlord for any extra expense incurred by Landlord by reason of such faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of inadequate cleanup.

          E. Tenant or its contractors will in no event be allowed to install plumbing, mechanical, electrical wiring or fixtures, acoustical or integrated ceilings, or partitions over the ceiling height partition unless approved by Landlord.

          F. All data processing and other special electrical equipment shall be installed in conformance with the available electrical supply.

                  5. If the completion of Landlord's work in Tenant's Premises is delayed by Tenant's failure to comply with the foregoing provisions, or by Tenant's requirement of materials or installations different from Landlord's Standard Installations, or by changes in the work ordered by Tenant then notwithstanding the provisions of Article 9 of the Basic Lease Provisions of said lease, the lease term shall commence and the rent shall commence to accrue on August 1, 1985. September 1, 1985.


"LANDLORD"                                    "TENANT"

 By:                                          By:
    -----------------------------                 -----------------------------


By:                                           By:
    -----------------------------                 -----------------------------


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